UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 11, 2016

Alphabet Holding Company, Inc.

(Exact name of registrant as specified in charter)

333-186802

(Commission File Number)

DELAWARE	27-3085103
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

2100 Smithtown Avenue
Ronkonkoma, New York	11779
(Address of principal executive offices)	(Zip Code)

(631) 567-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐                                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Regulation FD Disclosure.

On March 11, 2016, NBTY, Inc. (“NBTY”), a wholly owned subsidiary of Alphabet Holding Company, Inc. (the “Company”), announced the formation of a joint venture with By-Health Co., Ltd. in China. In connection with the formation of the joint venture, the Company will contribute certain intellectual property rights in exchange for a 40% interest in the joint venture. The joint venture is expected to commence operations during the second half of calendar year 2016, subject to certain customary closing conditions. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.                                        Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.
99.1	Press release dated March 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 11, 2016

Alphabet Holding Company, Inc.

By:	/s/ Dipak Golechha
Dipak Golechha
Chief Financial Officer